                                                                   Exhibit 10.18

Certain confidential information contained in this document, marked by brackets, is filed with the Securities and Exchange Commission pursuant to Rule 406 of the Securities Act of 1933, as amended.

                    VIRTUAL INTERNET PROVIDER (VIP) AGREEMENT

This agreement is made in the city of Fairfax, Virginia, this 9 day of January 1997, between UUNET Technologies, Inc. whose address is 3060 Williams Drive, Fairfax, Virginia 22031 (UUNET), and I-Pass Alliance, Inc. (Reseller), whose address is 550 Castro Street, Suite 280, Mountain View, CA 94041.

The parties hereto agree and bind themselves as follows:

1. SERVICE. UUNET will sell, and Reseller will purchase, telecommunications services for the interconnection of Reseller's end users with the Internet. Reseller is responsible for all end-user customer support, billing, and collections. UUNET's relationship under this Agreement is solely with Reseller and not with any of Reseller's end users. UUNET agrees that its telecommunications services provided to Reseller will be of a quality usual and customary in the industry for similarly situated companies. Although it is understood that UUNET cannot guarantee continuous service, UUNET agrees to provide prompt reparation of any disruption in services to the extent reasonably possible consistent with its obligations to other customers. To this end, UUNET agrees to provide Reseller with a toll-free number to report problems relating to network integrity. This number is to be used only by Reseller and will not be released to Reseller's customers.

2. PRICING. For PPP dial-up (analog dial, 28.8Kbps and ISDN) and VIP radius server interoperability, the prices contained in Schedule A apply. For all other services, UUNET's list prices apply unless other prices have been specifically established.

3. TERMS and CONDITIONS. Reseller agrees to comply with the Network Services Terms and Condition contained in Schedule B. It further agrees to require its end users to comply with terms and conditions in substance identical to those in Section One and Two of Schedule B. Reseller shall defend, indemnify, and hold harmless UUNET against any claims resulting from Reseller's use of UUNET's services, or that of its customers throughout its chain of distribution.

4. PUBLICITY. The prices and terms of this Agreement shall be held confidential by both parties. Neither party shall publicize the existence of this Agreement without the consent of the other, and in the event of such agreement all press release materials shall be reviewed and approved by the other party.

5. TECHNICAL AGREEMENT. Reseller agrees to comply with the Technical Agreement for Network Interoperability, attached as Schedule C.

6. TERM. The term of this Agreement is one year from the date of contract signature, which term shall be automatically renewed for additional one-year terms, provided that neither party has delivered to the other party a written notice of intent not to renew for the forthcoming term. Such notice of intent shall be given not less than sixty (60) days in advance of the end of the current term.

7. TERMINATION. Either party may terminate this Agreement for cause without penalty in the event that the other party hereto breaches any material term of this Agreement. Prior to such termination, the party intending to terminate shall first give the other party written notice of its intent to terminate which shall clearly describe problem(s) constituting cause. The other party will have thirty (30) days from the date of receipt of such notice to correct the problem. If the problem is not corrected within such period, the party intending to terminate may terminate this Agreement on such 30th day. However, if Reseller shall violate the acceptable use policy in Section 2 of Schedule B, or permit such violation, and does not immediately act to remedy such violation when it becomes aware of it, UUNET may terminate this Agreement without penalty with ten (10) days written notice. If any amounts due and owing by Reseller remain unpaid sixty (60) days after date of Invoice, then UUNET may terminate this Agreement immediately upon written notice without penalty.

                                       1.

8. TESTING. The full effectiveness of this contract will be contingent upon the completion of technical testing to the mutual and reasonable satisfaction of both parties during the period of thirty (30) days following execution of this Agreement. If either party shall reasonably declare the testing results to be unsatisfactory at the conclusion of the thirty (30) day period, then parties shall have another ten (10) days to correct the problem. If such correction is not completed to the mutual and reasonable satisfaction of the parties then this Agreement will terminate with no further liability to either party. If no such declaration is made, acceptance of technical testing shall be presumed, and the contract shall remain in effect. Monthly minimums will begin to accrue from the date of the satisfactory completion of technical testing. If testing is completed during the course of a month, the first month's minimum commitment will be prorated to reflect the shortened month.

9. LIMITATION OF LIABILITY. NOTWITHSTANDING ANYTHING ELSE TO THE CONTRARY STATED OR IMPLIED HEREIN, NEITHER PARTY SHALL HAVE ANY LIABILITY WHATSOEVER FOR ANY INCIDENTAL, CONSEQUENTIAL OR SPECIAL DAMAGES SUFFERED BY THE OTHER OR BY ANY ASSIGNEE OR OTHER TRANSFEREE OF THE OTHER, EVEN IF INFORMED IN ADVANCE OF THE POSSIBILITY OF SUCH DAMAGES, EXCEPT IN CONNECTION WITH THE INDEMNIFICATION PROVISIONS OF SECTION 3 OF THIS AGREEMENT AND SECTION 2 OF SCHEDULE B.

10. GOVERNING LAW. This Agreement and the rights of the parties hereunder shall be governed by and interpreted in accordance with the laws of the Commonwealth of Virginia, USA, and the parties agree that any appropriate state or district court located in Fairfax County, VA shall have exclusive jurisdiction over any case or controversy arising hereunder, and shall be the proper forum in which to adjudicate such case or controversy.

11. ENTIRE AGREEMENT. The parties hereto acknowledge that they have read this entire Agreement and that this Agreement and the exhibits attached hereto constitute the entire understanding and contract between the parties and supersedes any and all prior or contemporaneous oral or written communications with respect to the subject matter hereof. This Agreement shall not be modified, amended or in any way altered except by an instrument in writing signed by the parties.

12. RELATIONSHIP OF PARTIES. No agency, partnership, joint venture or employment is created as a result of this Agreement. Neither party is authorized to bind the other in any respect whatsoever.

13. BINDING EFFECT. Except as herein otherwise specifically provided, this Agreement shall be binding upon and inure to the benefit of the parties and their legal representatives, heirs, administrators, executors, successors and assigns.

14. FORECASTS. Reseller shall provide UUNET with initial and periodically revised forecasts of its expected usage, and recognizes UUNET's reliance upon the reasonable accuracy of these forecasts. Specifically, during the first week of each calendar month Reseller shall provide UUNET with its best forecast of users and hours for each remaining month of the term of the Agreement. Reseller shall also provide UUNET with any information as to marketing programs which will be helpful in determining expected future loads, particularly any information relevant to expected loads in particular geographical locations/POPs.

15. CONFIDENTIALITY. The parties agree that all disclosures of confidential and/or proprietary information during the term of this Agreement shall constitute confidential information of the disclosing party. Each party shall use its best efforts to ensure the confidentiality of such information supplied by the disclosing party, or which may be acquired by either in connection with or as a result of the provision of the services under this Agreement. Both parties warrant that they shall not disclose, use, modify, copy, reproduce, or otherwise divulge such confidential information. Both parties further agree to prevent its employees and representatives from disclosing, using, modifying, copying, reproducing, or otherwise divulging such confidential information, and shall hold each other harmless and protect and indemnify the same in the event of any disclosure by said persons. The terms of this section 15 shall continue beyond the term of this Agreement and shall be binding and enforceable even after the termination of this Agreement.

16. PLURAL/GENDER. Whenever from the context it appears appropriate, each term stated in either the singular or the plural shall include the singular and the plural, and pronouns stated in the masculine, the feminine or the neuter gender shall include the masculine, feminine and neuter. The terms "person" means individual, corporation, partnership, trust or other entity.

                                       2.

17. SEVERABILITY. If any provision of this Agreement, or the application of such provision to any person or circumstance, shall be held invalid, the remainder of this Agreement, or the application of such provisions to persons or circumstances other than those to which it is held invalid, shall be attached thereby.

18. COUNTERPARTS. This Agreement may be executed in several counterparts, each of which shall be deemed an original, but all of which, when taken together, shall constitute one and the same instrument. It shall not be necessary for all parties to execute the same counterpart hereof.

19. WAIVER. No failure on the part of either party to exercise, and no delay in exercising, any right or remedy hereunder shall operate as a waiver thereof; nor shall any single or partial exercise of any right or remedy hereunder preclude any other or further exercise thereof or the exercise of any other right or remedy granted hereby or by law.

20. NOTICE. Unless otherwise provided, any notice to be given hereunder shall be effective on the fifth day after dispatch. Such notice shall be sent by first class mail, postage prepaid and marked for delivery by certified or registered mail, return receipt requested, addressed to the parties listed below at their respective places of business, or at such other addresses of which notice has been given to the addressing party.

         If to Reseller:                       If to UUNET Technologies, Inc:

               I-Pass Alliance Inc.                  UUNET Technologies, Inc.
               650 Castro Street, Suite 280          3060 Williams Drive
               Mountain View, CA 94041               Fairfax, VA  22031

               Attention: Contracts                  Attention:  General Counsel

21. ASSIGNMENT. This Agreement shall not be assignable by either party hereto without the prior written consent of the other party.

22. FORCE MAJEURE. No party shall be liable by reason of any failure or delay in the performance of its obligations due to strikes, riots, fires, explosions, acts of God, war, governmental action or any other cause which is beyond the reasonable control of such party.

23. COMPLIANCE WITH LAWS. Each party shall comply with all laws, regulations and other legal requirements that apply to this Agreement. UUNET hereby warrants that, to its knowledge, it has complied with all laws, regulations, and orders relating or pertaining to this provision of the service to be provided under this Agreement, including without limitation, all applicable state and federal legislation or rule applicable to the services in any material respect. To the knowledge of UUNET, material permits, licenses, and authorizations required by any regulatory bodies have been obtained and are in effect for the services.

24. FACSIMILE TRANSMISSION. Parties to this Agreement are authorized to execute this Agreement, and transmit a signed copy via tax to the other parties, who hereby agree to accept and rely upon such documents as if they bore original signatures. The parties sending such facsimile hereby acknowledges and agree to provide to the other parties, within seventy-two (72) hours of transmission, the Agreement bearing an original signature.

IN WITNESS WHEREOF, the parties hereto have set their hands and seals as of the date first above recited.

I-Pass Alliance, Inc.                              UUNET Technologies, Inc.

            By: /s/ Christopher Moore                 By: /s/ Clint Heiden
                ------------------------                  --------------------

            Name: Christopher Moore                   Name: Clint Heiden

            Title: President & CEO                    Title: VP of Sales

                                       3.

                                   SCHEDULE A

       DIAL-UP AND VIP RADIUS SERVICE PRICINGS: MINIMUM MONTHLY COMMITMENT

1.      Dial-Up Pricing

Monthly Volume in Hours                       Cost/Hour
-----------------------                       ---------
   Up to 99,999                                  [*]
   100,000 - 149,999                             [*]
   150,000 - 249,999                             [*]
   250,000 - 499,999                             [*]
   500,000 and above                             [*]

The above rates are for PPP dial-up traffic in the continental United States only.

There will be a [*]% surcharge to the above rates for ISDN connectivity.

All traffic in a given month will be billed at the category reflecting the total number of hours consumed in a month.

Pricing for international and non-continental U.S. sales will be provided as UUNET is able to offer each service and shall be attached to this Agreement as an additional schedule.

2.      Minimum Monthly Commitment

Monthly commitments have been waived.

3.      VIP Radius Service Pricing

Reseller will pay a one-time installation charge of $[*] due and a $[*] per month fee for Radius service interoperability.

4.      Additional Price and Billing Terms

If Reseller desires UUNET to provide billing data more frequently than on a monthly basis, there will be an additional one-time charge of $[*] and an ongoing monthly charge of $[*]/month for the transmission of weekly billing data. This charge will be waived when the monthly volume reaches [*] hours.

[*] Certain confidential information contained in this document, marked by brackets, is filed with the Securities and Exchange Commission pursuant to Rule 406 of the Securities Act of 1933, as amended.

                                       1.

                                   SCHEDULE B

                    NETWORK SERVICES VIP TERMS AND CONDITIONS

1. UUNET exercises no control whatsoever over the content of the information passing through UUNET. Except as otherwise provided for in Section Ten of the Network Services Agreement attached hereto, UUNET makes no warranties of any kind, whether expressed or implied, for the service it is providing. UUNET also disclaims any warranty of merchantability or fitness for a particular purpose. UUNET will not be responsible for any damage Reseller suffers. This includes loss of data resulting from delays, nondeliveries, misdeliveries, or service interruptions caused by Reseller's own negligence or Reseller's errors or omissions. Use of any information obtained via UUNET is at the user's own risk. UUNET specifically denies any responsibility for the accuracy or quality of information obtained through its services.

2. UUNET's network may be used only for lawful purposes. Use of UUNET's network for lawful commercial purposes is both permitted and encouraged. Transmission of any material in violation of any applicable law is prohibited. This includes, but is not limited to: copyrighted material, material which is threatening or obscene, or material protected by trade secret. Any access to other networks connected to UUNET's network must comply with the rules appropriate for the other network. Reseller agrees to indemnify and hold harmless UUNET from any claims resulting from Reseller's use of this service or the use of the service by any of Reseller's customers or others throughout Reseller's chain of distribution, including end users, which damages UUNET or another party.

3. Resale to other individuals and organizations is permitted, but they may not further resell the services.

4. Payment is due thirty (30) days after date of invoice. Accounts are in default if payment is not received within thirty (30) days after date of invoice. Accounts unpaid sixty (60) days after date of invoice may have service interrupted. Such interruption does not relieve Reseller from the obligation to pay the monthly charge. Only a written request to terminate service relieves it for the obligation to pay the monthly account charge. Accounts in default are subject to an interest charge of one-and-one-half percent (1.5%) per month on the outstanding balance. If Reseller's state does not allow an interest rate of one-and-one-half percent (1.5%), then the maximum allowable rate will be charged. Reseller agrees to pay UUNET its reasonable expenses, includes attorney and collection agency fees, incurred in enforcing UUNET's rights under this Agreement for money due and owing.

5. These Terms and Conditions supersede all previous representations, understandings, or agreements and shall prevail notwithstanding any variance with terms and conditions of any order submitted. Use of UUNET's network constitutes acceptance of these Terms and Conditions.

                                   SCHEDULE C

                TECHNICAL AGREEMENT FOR NETWORK INTEROPERABILITY

1. Reseller agrees to secure a minimum T1 connection from UUNET and operate its own Radius server. Such server will perform user validation functions and will be maintained in a secure environment. Reseller also will maintain this server with reasonably current versions of the Radius protocols as provided by UUNET.

2. Reseller agrees to use software and procedural safeguards to insure that only accurate routing information for networks to be used by Reseller's customer is transmitted from Reseller's Radius service into UUNET's network and to use best efforts to immediately remedy any problems leading to transmission of incorrect routing information.

3. Reseller agrees to assign each and user customer a unique identification number for billing purposes, and to reasonably cooperate with UUNET in establishing the structure of this identification number.

4. Reseller and UUNET each agree to cooperate with the other in identifying and receiving any security infringements which involve Reseller's customers and UUNET's network.

5. It is recognized and agreed that any billing data supplied on an interim basis (more frequently than monthly) is an estimate and may not be reliant upon for 100% accuracy.

                                       1.

                                ADDENDUM NO. 1 TO
                           NETWORK SERVICES AGREEMENT

         This Addendum No. 1 (the "Addendum") to Network Services Agreement between UUNET Technologies, Inc. ("UUNET") and I-Pass Alliance, Inc. ("Reseller"), dated January 7, 1997 (the "Agreement") is made as of February 5, 1997.

         The parties agree as follows:

         1. Surcharged North American POPs. The parties desire to provide for the resale by Reseller of access to UUNET's POPs listed in Section 1 of the attached Schedule E (the "Additional POPs") effective as of November, 1996. UUNET shall make such access available upon execution of this Addendum by both parties, subject to commercialization of any such POPs. Reseller agrees to pay to UUNET the prices set forth in Section 2 of the attached Schedule E for access to the Additional POPs.

         2. International Roaming. Reseller agrees to pay to UUNET the prices set forth in Section 3 of the attached Schedule E for access by customers of Reseller who reside in the United States, Alaska, Hawaii, Puerto Rico or Canada from any one of UUNET's POPs outside of the continental United States, Alaska, Hawaii, Puerto Rico or Canada subject to commercialization of any new POPs.

         3. Ratification. The parties hereby affirm and ratify their respective rights and obligations under the Agreement, which Agreement shall remain in full force and effect, as modified by this Addendum.

         IN WITNESS WHEREOF, the parties hereto have set their hands as of the date first above written.

I-Pass Alliance, Inc.                               UUNET Technologies, Inc.

     By: /s/ Christopher Moore                         By: /s/ Clint Heiden
         -----------------------                           ---------------------

     Name: Christopher Moore                           Name: Clint Heiden

     Title: President & CEO                            Title: VP of Sales

                                       1.

                                   SCHEDULE E

                                 ADDITIONAL POPs

1.                Additional POPs

AB           CALGARY                              [*]
AB           EDMONTON                             [*]
BC           VANCOUVER                            [*]
MB           WINNIPEG                             [*]
ON           OTTAWA                               [*]
ON           TORONTO                              [*]
OB           MONTREAL                             [*]
AK           ANCHORAGE                            [*]
AK           JUNEAU                               [*]
HI           HONOLULU                             [*]
PR           SAN JUAN                             [*]

2.                PRICING

There will be a $[*] (U.S.) surcharge per hour for access from the POPs listed in Section 1 to the rates provided in the Network Services Agreement referenced above.

3.                INTERNATIONAL ROAMING ACCESS PRICING

Access from any one of UUNET's POPs outside of the continental United States, Alaska, Hawaii, Puerto Rico or Canada will be subject to a $[*](U.S.) surcharge per hour.

[*] Certain confidential information contained in this document, marked by brackets, is filed with the Securities and Exchange Commission pursuant to Rule 406 of the Securities Act of 1933, as amended.

                                       1.

                                 AMENDMENT NO. 1

This Amendment No. 1 ("Amendment") to the Virtual Internet Provider (VIP) Agreement between UUNET Technologies, Inc. ("UUNET") and i-Pass Alliance, Inc. ("Reseller"), dated January 9, 1997 ("Agreement") is made as of the date of the second signature below.

The parties agree to add the following Sections to Schedule A of the Agreement as follows:

5.       RADIUS ACCOUNTING AND PRICING

         UUNET will provide Radius Accounting, a method of measuring End Users' use of the services consisting of login and logout statistics of each End User, at Reseller's written request. Reseller has the sole responsibility to analyze these statistics to identify and investigate duplicate log-ins and take appropriate action. The statistics are not to be used as a method for calculating monthly charges for UUNET service, as the definitive calculation of Reseller's monthly charges will be set forth in the invoice provided Reseller on a monthly basis.

         The Monthly fee for Radius Accounting will be waived for six (6) months from the date of the second signature below provided that monthly charges paid by Reseller to UUNET increase by $[*] over the charges in the month prior to execution of this Amendment during each of the six
         (6) months in which the fee for Radius Accounting was waived. If Reseller does not increase its monthly charges by $[*] during the six
         (6) months in which the Radius Account fee was waived, Reseller will be responsible for paying UUNET the amount which would have been due.

6.       VIP TOLL FREE SERVICE

         To allow Reseller's End Users toll-free access to the UUNET Network, VIP Toll Free services available at a fee of $[*]/hour. To activate VIP Toll Free service, Reseller must notify UUNET in writing and provide a reasonably accurate forecast of the peak simultaneous users of the service expected in the next six months. UUNET will notify Reseller once VIP Toll Free service has been activated and is available to Reseller's End Users.

7.       INTERNATIONAL PRICING

         Price for International Access will be $[*] per hour in countries in which UUNET has points of presence, which UUNET may change from time to time.

Except as expressly provided herein, none of the provisions of the Agreement shall be modified by this Amendment, and as hereby modified, the Agreement shall remain in full force and effect. The parties acknowledge their agreement by signing below.

I-Pass Alliance, Inc.                       UUNET Technologies, Inc.

     By: /s/ Chris W. Moore                    By: /s/ Brian Kane
         -------------------------                 ------------------------

     Name: Chris W. Moore                      Name: Brian Kane

     Title: President & CEO                    Title: Director, Wholesale Sales

     Date: May 4, 1999                         Date:  8/5/99

[*] Certain confidential information contained in this document, marked by brackets, is filed with the Securities and Exchange Commission pursuant to Rule 406 of the Securities Act of 1933, as amended.

                                       1.

                                 AMENDMENT NO. 2

This Amendment No. 2 ("Amendment") to the Virtual Internet Provider Agreement ("VIP") between UUNET Technologies, Inc. ("UUNET") and i-Pass Alliance, Inc. ("Reseller"), dated January 9, 1997 ("Agreement") is made as of the date of the second signature below ("Effective Date"). The Amendment also amends the CompuServe Network Services Agreement for Managed Service Providers (MSP) dated November 4, 1997 ("CompuServe NSA").

Whereas, the parties desire to amend the Agreement and the CompuServe NSA;

Whereas, i-Pass Alliance, Inc. has changed its name to iPass, Inc; and

Whereas, UUNET is the successor in interest to CompuServe Network Services, Inc., and has assumed the obligations and rights of CompuServe, Inc. under the CompuServe NSA;

Now therefore, in accordance with procedures for amendment of the Agreement and the CompuServe NSA set forth therein, and in consideration of the foregoing and the mutual agreements herein set forth, the parties hereby agree as follows:

The parties agree as follows:

1. The parties agree to extend the term of the Agreement and the term of the CompuServe NSA for an additional three (3) years from the Effective Date of this Amendment, which terms shall hereafter remain coterminous and upon the expiration of such agreements shall be automatically renewed for an additional one year term, provided that neither party has delivered to the other a written notice of intent not to renew for the forthcoming term not less than 60 days in advance of the end of the then-current term.

2.       Section 7 of the Agreement shall be replaced with the following:

         This Agreement may not be terminated by either party except that either party may terminate this Agreement if the other party materially breaches the terms of this Agreement and does not cure the breach within sixty (60) days after receipt of written notice of such breach, which notice describes such breach in reasonable detail. Upon termination or expiration of this Agreement for any reason other than Reseller's breach of Reseller's payment or confidentiality obligations, at Reseller's request the parties shall continue to perform all of their obligations and maintain all of their rights under the Agreement for a phase-out period of thirty (30) days from the date of termination or expiration. However, if Reseller violates the Acceptance Use Policy in Section 2 of Schedule B, or becomes aware of such a violation, and in either event does not immediately act to remedy such violation when it becomes aware of it, UUNET may terminate this Agreement without penalty with thirty (30) days written notice, provided that service may be suspended without prior notice to the extent necessary for UUNET to respond to a court or government demand, or to preserve the integrity or normal operation of the UUNET Network, Reseller shall be notified promptly of any material suspension of service undertaken pursuant to the previous sentence.

3. Section 1 of Schedule A of the Agreement shall be replaced with the following:

Monthly Minimum Amount                      Cost/Hour for 3 year Term Commitment
----------------------                      ------------------------------------
        $[*]                                              $[*]/hour

4. Section 2 of Schedule A of the Agreement shall be replaced with the following:

         Reseller agrees to a total Monthly Minimum Amount of $[*] per month for dial-up Internet access service from UUNET. If in any month the sum of the actual charges for dial-up Internet access service under the Agreement and the CompuServe NSA is less than $[*] then Reseller shall pay the applicable Monthly Minimum Amount in lieu of actual charges.

5. In consideration for the Monthly Minimum Amount agreed to in Section 3 of this Amendment, UUNET will reduce the basic Rate Per Hour set forth in Section 3.1 of the CompuServe NSA to $[*] per hour. Surcharges and other fees in the CompuServe NSA shall not be modified by this Amendment.

6. The following shall be included in Section 2 of Schedule B of the Agreement.

         All use of the service or the UUNET Network shall comply with the UUNET Acceptable Use Policy ("Policy") for the country in which the service is used, as set forth at http://ww.uu.net/terms. UUNET reserves the right to change the Policy from time to time effective upon posting to that URL,

[*] Certain confidential information contained in this document, marked by brackets, is filed with the Securities and Exchange Commission pursuant to Rule 406 of the Securities Act of 1933, as amended.

                                       1.

and notice of any such revised Policy will be included with Reseller's monthly invoice in the month following the change. Reseller agrees to develop, maintain, and require its customers to comply with an acceptable use policy containing terms at least as restrictive as the Policy, as applicable, including any subsequent modifications.

7. Section 3 of Schedule B of the Agreement shall be replaced with the following:

         Notwithstanding any other provision of this Agreement, reseller shall have the right to resell the Service to third parties through one or more tiers of subdistributors; and to grant the right to its customers to do the same, provided that all such customers of subdistributors company with the applicable terms of this Agreement.

8.       The following shall be added as Schedule D to the Agreement:

                                   SCHEDULE D

         Reseller's supplies of network services (the "Network Services Suppliers") do not exercise any control whatsoever over the content of the information passing through their systems, and access to the Internet is provided solely on an "as is" basis. The Network Services Suppliers do not warrant that the network will be available on a specified date or time or that the network will have the capacity to meet our demand during specific hours. The Network Services Suppliers shall not be liable for any damage suffered by any person as a result of Internet access, or arising out of any use, or inability to use, the services or products provided hereunder, including, without limitation, the possibility of contracting computer viruses and accessing information with offensive, inaccurate, or inappropriate content The Network Services Suppliers shall not be liable for any damages suffered by any Person as a result of obtaining Internet access regardless of whether such damage occurs as a result Of the Network Service Suppliers' negligence. You acknowledge and agree that all end users must exercise their own due diligence before relying on any information available on the Internet, and must determine that they have all necessary rights to copy, publish, or otherwise distribute any such information available on the Internet under copyright and other applicable laws. The Network Services Suppliers shall be deemed to be third-party beneficiaries of this agreement, with the right to enforce the terms of this Agreement.

         THE NETWORK SERVICES SUPPLIERS DISCLAIM ALL WARRANTIES AND CONDITIONS OF ANY KIND, EXPRESS, IMPLIED OR STATUTORY, INCLUDING WITHOUT LIMITATION THE IMPLIED WARRANTIES OF TITLE, MERCHANTABILITY, FITNESS FOR A PARTICULAR PURPOSE AND NONINFRINGEMENT. THE NETWORK SERVICES SUPPLIERS SHALL NOT BE LIABLE FOR ANY THIRD-PARTY NETWORK FAILURE.

         IN NO EVENT SHALL THE NETWORK SERVICES SUPPLIERS BE LIABLE FOR ANY SPECIAL, INCIDENTAL OR CONSEQUENTIAL DAMAGES, OR FOR INTERRUPTED COMMUNICATIONS, LOST DATA OR LOST PROFITS, ARISING OUT OF OR IN CONNECTION WITH THE SERVICE.

         All use of services offered by Reseller shall comply with Reseller's Acceptable Use Policy.

9.       The following shall be added as Section 10.12 to the CompuServe NSA.

         Notwithstanding any Other Provision of this Agreement, Customer shall have the right to resell the access services to the internet provided by CompuServe to third parties through one or more tiers subdistributors, and to grant the right to its customers to do the same, provided that all such customers or subdistributors comply with the applicable terms of this Agreement and terms and conditions in substance identical to those in Schedule D of the Virtual Internet Provider Agreement ("VIP") between UUNET Technologies, Inc. ("UUNET") and I-Pass Alliance, Inc. ("Reseller"), dated January 9, 1997, as amended.

10. The second sentence of Section 3 of the Agreement shall be deleted and replaced with the following:

         It further agrees to require its end users to comply terms and conditions in substance identical to those in Schedule D.

11. Section 21 of the Agreement shall include the following at the end of the first sentence before the period.

         ; provided that UUNET gives its consent to Reseller's assignment of this Agreement to the new Delaware corporation into which Reseller is to be reincorporated contingent upon the corresponding assumption by that new Delaware corporation of all rights and obligations under this Agreement.

Except as expressly provided herein, none of the provisions of the Agreement or the CompuServe NSA shall be modified by this Amendment, and as hereby modified, the Agreement and the CompuServe NSA shall remain in full force and effect. The parties acknowledge their agreement by signing below:

iPass, Inc.                                       UUNET Technologies, Inc.

     By: /s/ Michael H. Mansouri                     By: /s/ Brad Layman
         -----------------------------                   -----------------------

     Name: Michael H. Mansouri                       Name: Brad Layman

     Title: Chairman and CEO                         Title: Vice President

     Date: Feb. 11, 2000                             Date: Feb. 16, 2000

                                       2.

                                 AMENDMENT NO. 3

This Amendment No. 3 ("Amendment") to the CompuServe Network Services Agreement for Managed Service Providers (MSPP) dated November 4, 1997 ("CompuServe NSA") and the Virtual Internet Provider Agreement ("VIP") between UUNET Technologies, Inc. ("UUNET") and iPass, Inc. ("Reseller"), dated January 9, 1997 ("VIP Agreement") is made as of the date of the second signature below ("Effective Date").

The parties agrees as follows:

1.       The following is added as Section 8 of Amendment 1 of the VIP
         Agreement:

         8. GLOBAL USAGE.

         Notwithstanding anything to the contrary elsewhere in this Agreement for all usage after the effective date, Reseller is responsible for all usage fees associated with Reseller's end users' use of the UUNEET dial access network (including DAN, Gridnet, MWANS(CompuServe), Opco, ANS, or any other UUNET dial access points of presence, worldwide) under this Agreement, including, but not limited to, usage by end users in countries and over local, toll-free, or other phone numbers that Reseller may not have expressly made available to its end users. All such usage will be billed at UUNET's standard list rates for such usage unless different rates are expressly set forth in this Agreement or an amendment hereto.

2.       The following is added as section 3.4 of the CompuServe USA:

         "Notwithstanding anything to the contrary elsewhere in this Agreement for all usage after the effective date, Reseller is responsible for all usage fees associated with Customer's end users' use of the UUNEET dial access network (including DAN, Gridnet, MWANS(CompuServe), Opco, ANS, or any other UUNET dial access points of presence, worldwide) under this Agreement, including, but not limited to, usage by end users in countries and over local, toll-free, or other phone numbers that Reseller may not have expressly made available to its end users. All such usage will be billed at UUNET's standard list rates for such usage unless different rates are expressly set forth in this Agreement or an amendment hereto."

3.       The following is added as section 3.5 of the CompuServe NSA and as
         Section 9, Alternative Global Pricing, of Schedule A of the VIP
         Agreement:

         "Usage on the following UUNET MWAN points of presence shall be billed at the indicated surcharge rate per hour. All prices are in U.S. dollars.

     PARTNER                              SYMBOL              COVERAGE                 RATE/HOUR
     -------                              ------              --------                 ---------
Argentine-Net                              (ARG)             Argentina                   $[*]
BT Spain                                   (BTS)             Spain                       $[*]
DataPac                                    (DPC)             Canada                      $[*]
Eirpac                                     (EIR)             Ireland                     $[*]

EQUANT NETWORK                             (EQN)             LIMITED GLOBAL              $[*]
         Africanet                                           Africa

EQUANT NETWORK                             (EQT)             WORLDWIDE                   $[*]
         Euronet                                             Europe

[*] Certain confidential information contained in this document, marked by brackets, is filed with the Securities and Exchange Commission pursuant to Rule 406 of the Securities Act of 1933, as amended.

                                       1.

         Worldnet                          (EQT)             Other                       $[*]
         Latinet                           (EQT)             Latin America               $[*]
         Pacificnet                        (EQT)             Pacific Rim                 $[*]

France Telecom                             (FTT)             France                      $[*]
Transpace

EPX FREEPHONE                           Belgium                                          $[*]
                                        Finland                                          $[*]
                                        France                                           $[*]
                                        Germany                                          $[*]
                                        Italy                                            $[*]
                                        Japan                                            $[*]
                                        Netherlands                                      $[*]
                                        Spain                                            $[*]
                                        Sweden                                           $[*]
                                        UK                                               $[*]
GLOBAL ONE                                 (G1F)             WORLDWIDE
   Global One Europe                       (G1F)             Austria                     $[*]
   Global One Europe                       (G1F)             Italy                       $[*]
   Global One Europe                       (G1F)             Portugal                    $[*]
   Global One Europe                       (G1F)             Romania                     $[*]

GLOBAL ONE                                 (G1S)             WORLDWIDE
   Global One Sprintnet                    (G1S)             Bulgaria                    $[*]
   Global One Sprintnet                    (G1S)             Russia                      $[*]
Hungary-Connect                            (WAN)             Hungary                     $[*]

INFONET EURO                               (INE)             EUROPE
   EURO-Connect                            (INE)             Egypt                       $[*]
   EURO-Connect                            (INE)             Fin. Nationwide             $[*]
   EURO-Connect                            (INE)             Greece                      $[*]
   EURO-Connect                            (INE)             Portugal                    $[*]
   EURO-Connect                            (INE)             Russia                      $[*]

WORLD-CONNECT                       (INFONET-WORLD, INW)     WORLDWIDE
   World-Connect                    (Infonet-World, INW)     Bolivia                     $[*]
   World-Connect                    (Infonet-World, INW)     Brazil                      $[*]
   World-Connect                    (Infonet-World, INW)     Chile                       $[*]
   World-Connect                    (Infonet-World, INW)     Columbia                    $[*]
   World-Connect                    (Infonet-World, INW)     Indonesia                   $[*]
   World-Connect                    (Infonet-World, INW)     Philippines                 $[*]
   World-Connect                    (Infonet-World, INW)     South Africa                $[*]
   World-Connect                    (Infonet-World, INW)     Sri Lanka                   $[*]

JI TONG Network                            (JTO)             China                       $[*]
NetOne                                     (NTO)             Thailand                    $[*]
SATYAM                                     (SYM)             India                       $[*]
SEVA Network                               (SEV)             Italy                       $[*]
SprintNet                                  (TEL)             Columbia(Bogota)            $[*]
Trendine                                   (TRN)             Israel                      $[*]
TTNS-Net                                   (TNS)             Taiwan                      $[*]

[*] Certain confidential information contained in this document, marked by brackets, is filed with the Securities and Exchange Commission pursuant to Rule 406 of the Securities Act of 1933, as amended.

                                       2.

UUNET Germany                              (UUN)             Germany                     $[*]
Venezuela-Net                              (VNZ)             Venezuela                   $[*]
1-800 Venezuela                            (VNW)             Venezuela-Nationwide        $[*]

Except as expressly provided herein, none of the provisions of the VIP Agreement or the CompuServe NSA shall be modified by this Amendment, and as hereby modified, the VIP Agreement and the CompuServe NSA shall remain in full force and effect. The parties acknowledge their agreement by signing below.

iPass, Inc.                                     UUNET Technologies, Inc.

     By: /s/ Ronald Calandra                       By: /s/ John W. Bell IV
         -----------------------                       -------------------------
     Name: Ronald Calandra                         Name: John W. Bell IV

     Title: VP Operations                          Title: VP, Wholesale Sales

     Date: 11/29/00                                Date: 1/3/01

[*] Certain confidential information contained in this document, marked by brackets, is filed with the Securities and Exchange Commission pursuant to Rule 406 of the Securities Act of 1933, as amended.

                                       3.

                                 AMENDMENT NO. 4

                                   Background

         UUNET Technologies, Inc. and iPass, Inc., directly and through their respective predecessors in interest CompuServe Incorporated and i-Pass Alliance Inc., are parties to two agreements for dial-up Internet access, each of which has been amended previously. This Amendment No. 4 reflects the parties' agreement to phase out the service provided under one of the two contracts, to make a number of changes to the pricing and terms of the remaining contract.

                                    Agreement

         This Amendment No. 4 ("Amendment") to (1) the Virtual Internet Provider
(VIP) Agreement between UUNET Technologies, Inc. ("UUNET) and iPass, Inc. (through its predecessor in interest i-Pass Alliance Inc.) ("Reseller"), dated January 9, 1997, as previously amended by Addendum No. 1 to Network Services Agreement on February 5, 1997, Amendment No. 1 on August 5, 1999, Amendment No. 2 on February 15, 2000, and Amendment No. 3 on January 1, 2001 (collectively, the "Agreement") and (2) the CompuServe Network Services Agreement for Managed Service Providers (MSP) between UUNET (through its predecessor in interest CompuServe Incorporated), executed on or about November 4, 1997, as previously amended by Amendment No. 2 on February 15, 2000 and by Amendment No. 3 on January 1, 2001 (collectively, the "CompuServe NSA"), is effective as of December 1, 2001 ("Effective Date").

The parties agree as follows:

1. UUNET Technologies, Inc. is a WorldCom company whose services are now allocated to the MCI operating unit of WorldCom, Inc., specifically as MCI Internet Wholesale.

2. The document titled "Addendum No. 1 to Network Services Agreement" (the "Addendum") does in fact amend the Agreement. The title of the Addendum is deleted in its entirety and replaced by "Addendum No. 1 to VIP Agreement" and the first paragraph of the Addendum is deleted in its entirety and replaced with the following:

         "This Addendum No. 1 (the "Addendum") to the Virtual Internet Provider
         (VIP) Agreement between UUNET Technologies, Inc. ("UUNET") and i-Pass Alliance, Inc. ("Reseller"), dated January 9, 1997, (the "Agreement") is made as of February 5, 1997."

3.       The following is added to the end of Section 2 of the CompuServe NSA:

         "The parties acknowledge that in the near future UUNET will be removing from service facilities used to provide service in the United States and it territories under the CompuServe NSA, the timing of which is in UUNET's sole discretion. Reseller must migrate its use of dial access service in the United States and its territories under the CompuServe NSA to the service provided under the Agreement no later than the earlier of (a) 12 months from the Effective Date and (b) the date UUNET removes the applicable facilities from service. Reseller acknowledges that UUNET has no obligation to continue to provide service in the United States and its territories under the CompuServe NSA"

4. Section 6 of the Agreement, and Section 1 of Amendment No. 2 to the Agreement and the CompuServe NSA, are both deleted in their entirety and Section 6 of the Agreement is replaced with the following:

         "6. TERM. This Agreement becomes effective when it is executed by both parties and terminates January 31, 2004 (the "Initial Term") unless extended under the terms of this Section 6. The Initial Term will be automatically extended each year on January 31st for an additional year, unless either party has delivered to the other a written notice that it is electing not to extend at least 60 days in advance of that date.

5. Sections 1 and 7 of Schedule A of the Agreement, and all of the Addendum are deleted in their entirety and Section 1 of Schedule A is replaced with the following:

         "1. Dial-Up Pricing. Unless otherwise noted, the fees in this Section 1 are for each hour or part thereof of dial-up access to the Internet using UUNET dial access network facilities ("Usage") via a Point of Presence ("POP") for the contiguous 48 United States. The charges in this Section 1 are cumulative.

         Reseller will be charged the base hourly rate indicated in the table below for Usage via a POP for the 48 contiguous United States ("Base Rate"), depending on the type of POP used (i.e., Tier 1 or Tier 2, as those POPs are designated by UUNET) and the Reseller's total number of hours of Usage under the Agreement and the CompuServe NSA via

                                       1.

         POPs for Canada, the United States and its Territories. For a current list of Tier 1 and Tier 2 POPs, please refer to the reseller web partition provided to Reseller by UUNET. Any POP for the 48 contiguous United States not appearing on the Tier 1 POP list will be deemed a Tier 2 POP.

  TOTAL USAGE IN MONTH            BASE RATE FOR TIER 1 POP USAGE          BASE RATE FOR TIER 2 POP USAGE
0 - 249,999 Hours                            $[*]                                     $[*]

250,000 - 499,999 Hours                      $[*]                                     $[*]

500,000 - 999,999 Hours                      $[*]                                     $[*]

1,000,000 or more Hours                      $[*]                                     $[*]

         Regional Roaming: For Usage via a POP for Canada or the non-contiguous United States and its territories (i.e., Hawaii, Alaska, Puerto Rico, and U.S. Virgin Islands), Reseller will be charged the Base Rate for Tier 2 POP Usage plus an hourly surcharge of $[*] per hour.

         Global Roaming: For Usage via a POP for a location outside of the Canada or the United States and its territories, Reseller will be charged $[*] per hour.

         ISDN: For ISDN Usage, Reseller will be charged an hourly surcharge equal to [*]% of the applicable hourly rate for non-ISDN Usage via a POP for same location."

6. Section 6 of Schedule A of the Agreement is deleted in its entirety and replaced with the following:

         "6. VIP TOLL FREE SERVICE. VIP toll-free service allows Reseller's End Users to access UUNET dial access network facilities using a toll-free number. Reseller will be charged $[*] per hour for Usage via a toll-free number accessing a POP for the U.S. or Canada. Reseller will be charged $[*] per hour for Usage via a toll-free number accessing a POP for Mexico. To activate VIP toll-free service, Reseller must notify UUNET in writing and provide a reasonably accurate forecast of the peak simultaneous users of the service expected in the next six months. UUNET will notify Reseller once VIP toll-free service has been activated and is available to Reseller's End Users."

7. Section 2 of Schedule A of the Agreement is deleted in its entirety and replaced with the following:

         "Reseller agrees to pay the monthly minimum amounts set forth below ("Monthly Minimum Amount") if billing, based on actual use under this Agreement and the CompuServe NSA would be less than the Monthly Minimum Amount. For purposes of determining whether such billing is less than the Monthly Minimum Amount, only billing under this Agreement and under the CompuServe NSA for Usage of dial-up access to the Internet will be included; billing for other services, including without limitation payments for one-time charges, radius server interoperability or accounting, NAI service, or for charges related to dedicated Internet connectivity or equipment, will not be included.

    Month                               Minimum Monthly Amount
    -----                               ----------------------
December 2001                                   $[*]
January 2002                                    $[*]
February 2002                                   $[*]
March 2002                                      $[*]
April 2002                                      $[*]
May 2002                                        $[*]
June 2002                                       $[*]
July 2002                                       $[*]
August 2002                                     $[*]
September 2002                                  $[*]
October 2002                                    $[*]
November 2002                                   $[*]
December 2003                                   $[*]
January 2003                                    $[*]
February 2003                                   $[*]
March 2003                                      $[*]

[*] Certain confidential information contained in this document, marked by brackets, is filed with the Securities and Exchange Commission pursuant to Rule 406 of the Securities Act of 1933, as amended.

                                       2.

April 2003                                      $[*]
May 2003                                        $[*]
June 2003                                       $[*]
July 2003                                       $[*]
August 2003                                     $[*]
September 2003                                  $[*]
October 2003                                    $[*]
November 2003                                   $[*]
December 2003                                   $[*]
January 2004                                    $[*]

8.       Schedule C of the Agreement is amended by adding the following Section
         6:

         "6. Use of the network or any service under this Agreement must comply with the then-current version of the UUNET Acceptance Use Policy ("Policy") for the countries from which Reseller uses the service (and in the event no Policy exists for a country, the U.S. Policy applies). The applicable Policy is available at the following URL: www.uu.net/terms or other URL designated by UUNET. Reseller is responsible to insure that the Policy is adhered to by each user of service under this Agreement. UUNET reserves the right to change the policy from time to time, effective upon posting of the revised Policy at the designated URL or other notice to Reseller. UUNET reserves the right to suspend or terminate service or terminate this Agreement, effective upon notice, for a violation of the Policy. By October 1, 2002, Reseller must apply the Ascend-Data-Filter (242) RADIUS attributes for filtering out "spam" email (the "242 Attributes") to all Usage under this Agreement that is not entirely within a virtual private network. On or before March 31, 2002 and June 30, 2002 respectively, Reseller must certify to UUNET that the 242 Attributes have been installed on sufficient numbers of its authentication servers so that those attributes are being applied to at least one-third (by March 31) and two-thirds (by June 30) of its Usage that is not entirely within a virtual private network. Upon request, Reseller will provide to UUNET representative test accounts so that UUNET can independently confirm the application of the 242 Attributes to Reseller's Usage as required under this Section 6, Schedule C. UUNET strongly encourages Reseller to apply the 242 Attributes to all Usage under this Agreement and Reseller acknowledges that whether or not the 242 Attributes are applied to any or all Usage, at any time, UUNET may suspend service and take other actions for spam and other violations of the Policy, as provided in this Section 6, Schedule C."

[*] Certain confidential information contained in this document, marked by brackets, is filed with the Securities and Exchange Commission pursuant to Rule 406 of the Securities Act of 1933, as amended.

                                       3.

Except as expressly provided herein, none of the provisions of the Agreement or the CompuServe NSA are modified by this Amendment, and as hereby amended, the Agreement and the CompuServe NSA shall remain in full force and effect. The parties acknowledge their agreement by signing below:

iPass, Inc.                                          UUNET Technologies, Inc.

     By: /s/ Donald C. McCauley                         By: /s/ John W. Bell
         -----------------------------                      --------------------

     Name: Donald C. McCauley                           Name: John W. Bell

     Title: CFO                                         Title: VP

     Date: August 15, 2002                              Date: 8/26/02

                                       4.

                                 AMENDMENT NO. 5

This Amendment No. 5 ("Amendment") to (1) the Virtual Internet Provider (VIP) Agreement between UUNET Technologies, Inc. ("UUNET") and iPass, Inc. (through its predecessor in interest i-Pass Alliance Inc.) ("Reseller"), dated January 9, 1997, as previously amended by Addendum No. 1 to Network Services Agreement on February 5, 1997, Amendment No. 1 on August 5, 1999, Amendment No. 2 on February 15, 2000, Amendment No. 3 on January 1, 2001 and Amendment No. 4 on December 1, 2001 (collectively, the "Agreement") is effective as of August 1, 2002.

The parties agree to the following:

1. Sections 1 of Schedule A of the Agreement is deleted in its entirety and is replaced with the following:

         1. Dial-Up Pricing. Unless otherwise noted, the fees in this Section 1 are for each hour or part thereof of dial-up access to the Internet using UUNET dial access network facilities ("Usage") via a Point of Presence ("POP") for the contiguous 48 United States. The charges in this Section 1 are cumulative.

         Reseller will be charged the base hourly rate indicated in the table below for Usage via a POP for the 48 contiguous United States ("Based Rate"), depending on the type of POP used (i.e., Tier 1 or Tier 2, as those POPs are designated by UUNET) and the Reseller's total number of hours of Usage under the Agreement and the CompuServe NSA via POPs for Canada, the United States and its territories. For a current list of Tier 1 and Tier 2 POPs, please refer to the reseller web partition provided to Reseller by UUNET. Any POP for the 48 contiguous United States not appearing on the Tier 1 POP list will be deemed a Tier 2 POP.

  TOTAL USAGE IN MONTH           BASE RATE FOR TIER 1 POP USAGE         BASE RATE FOR TIER 2 POP USAGE
0 - 199,999 Hours                           $[*]                                     $[*]

200,000 - 399,999 Hours                     $[*]                                     $[*]

400,000 - 599,999 Hours                     $[*]                                     $[*]

600,000 - 799,000 Hours                     $[*]                                     $[*]

800,000 + Hours,                            $[*]                                     $[*]

         Regional Roaming: For Usage via a POP for Canada or the non-contiguous United States and its territories (i.e., Hawaii, Alaska, Puerto, Rico, and U.S. Virgin Islands), Reseller will be charged the Base Rate for Tier 2 POP Usage plus an hourly surcharge of $[*] per hour.

         Global Roaming: For Usage via a POP for a location outside of the Canada or the United States and its territories, Reseller will be charged $[*] per hour.

         ISDN: For ISDN Usage, Reseller will be charged an hourly surcharge equal to [*]% of the applicable hourly rate for non-ISDN Usage via a POP for same location."

2. Section 2 of Schedule A of the Agreement is hereby deleted in its entirety and replaced with the following:

         Annual Minimum Amount. Reseller has no monthly minimum commitments, however, notwithstanding anything to the contrary in the foregoing, Reseller's aggregate annual charge for the Dial-Up Services in the United States, Canada and the non-contiguous United States and its territories shall be equal the greater of (i) the aggregate combined charges for the Local Dial-Up Service and the Toll Free Dial-Up Service as determined above, or (ii) the annual minimum amount ("Annual Minimum Amount") of [*] dollars ($[*]).

3. Section 6 of the Agreement, and Section 4 of Amendment No. 4 to the Agreement are both deleted in their entirety and Section 6 of the Agreement is replaced with the following:

[*] Certain confidential information contained in this document, marked by brackets, is filed with the Securities and Exchange Commission pursuant to Rule 406 of the Securities Act of 1933, as amended.

                                       1.

"6. TERM. This Agreement becomes effective on August 1, 2002 and terminates August 1, 2003 (the "Initial Term") unless extended under the terms of this
Section 6. The Initial Term will be automatically extended each year on August 1st for an additional year, unless either party has delivered to the other a written notice that it is electing not to extend at least 60 days in advance of that date.

This Amendment No. 5 does not constitute the assumption of the Agreement as that term is used under applicable bankruptcy law.

Except as expressly provided herein, none of the provisions of the Agreement are modified by this Amendment, and as hereby amended, the Agreement remains in full force and effect. The parties acknowledge their agreement by signing below:

iPass, Inc.                                       UUNET Technologies, Inc.

     By: /s/ Donald C. McCauley                      By: /s/ John W. Bell
         ----------------------------                    ----------------------

     Name: Donald C. McCauley                        Name: John W. Bell

     Title: CFO                                      Title: VP

     Date: August 15, 2002                           Date: 8/26/02

                                       2.

                                 AMENDMENT NO. 6

This Amendment No. 6 ("Amendment") to the Virtual Internet Provider (VIP) Agreement between UUNET Technologies, Inc. ("UUNET") and iPass, Inc. (through its predecessor in interest i-Pass Alliance Inc.) ("Reseller"), dated January 9, 1997, as previously amended, (collectively, the "Agreement") is effective as of September 18, 2002.

The parties agree to the following:

1. Section 1 of Schedule A of the Agreement is deleted in its entirety and is replaced with the following:

         1. Dial-Up Pricing. Unless otherwise noted, the fees in this Section 1 are for each hour or part thereof of dial-up access to the Internet using UUNET dial access network facilities ("Usage") via a Point of Presence ("POP") for the contiguous 48 United States. The charges in this Section 1 are cumulative.

         Reseller will be charged the base hourly rate indicated in the table below for Usage via a POP for the 48 contiguous United States ("Based Rate"), depending on the type of POP used (i.e., Tier 1 or Tier 2, as those POPs are designated by UUNET) and the Reseller's total number of hours of Usage under the Agreement and the CompuServe NSA via POPs for Canada, the United States and its territories. For a current list of Tier 1 and Tier 2 POPs, please refer to the reseller web partition provided to Reseller by UUNET. Any POP for the 48 contiguous United States not appearing on the Tier 1 POP list will be deemed a Tier 2 POP.

  TOTAL USAGE IN MONTH           BASE RATE FOR TIER 1 POP USAGE           BASE RATE FOR TIER 2 POP USAGE
0 - 199,999 Hours                            $[*]                                     $[*]

200,000 - 399,999 Hours                      $[*]                                     $[*]

400,000 - 599,999 Hours                      $[*]                                     $[*]

600,000 - 799,000 Hours                      $[*]                                     $[*]

800,000 + Hours,                             $[*]                                     $[*]

         Regional Roaming: For Usage via a POP for Canada or the non-contiguous United States and its territories (i.e., Hawaii, Alaska, Puerto, Rico, and U.S. Virgin Islands), Reseller will be charged the Base Rate for Tier 2 POP Usage plus an hourly surcharge of $[*] per hour.

         Global Roaming: For Usage via a POP for a location outside of the Canada or the United States and its territories, Reseller will be charged $[*] per hour.

         ISDN: For ISDN Usage, Reseller will be charged an hourly surcharge equal to [*]% of the applicable hourly rate for non-ISDN Usage via a POP for same location."

2. Section 6 of Schedule A of the Agreement is hereby deleted in its entirety and replaced with the following:

         "6. VIP TOLL FREE SERVICE. VIP toll-free service allows Reseller's End Users to access UUNET dial access network facilities using a toll-free number. Reseller will be charged $[*] per hour for Usage via a toll-free number accessing a POP for the U.S. or Canada. Reseller will be charged $[*] per hour for Usage via a toll-free number accessing a POP for Mexico, and $[*] per hour if via a POP located in Central or South America. To activate VIP toll-free service, Reseller must notify UUNET in writing and provide a reasonably accurate forecast of the peak simultaneous users of the service expected in the next six months. UUNET will notify Reseller once VIP toll-free service has been activated and is available to Reseller's End Users."

         This Amendment No. 6 does not constitute the assumption of the Agreement as that term is used under applicable bankruptcy law.

[*] Certain confidential information contained in this document, marked by brackets, is filed with the Securities and Exchange Commission pursuant to Rule 406 of the Securities Act of 1933, as amended.

                                       1.

Except as expressly provided herein, none of the provisions of the Agreement are modified by this Amendment, and as hereby amended, the Agreement remains in full force and effect. The parties acknowledge their agreement by signing below:

iPass, Inc.                                       UUNET Technologies, Inc.

     By: /s/ Donald C. McCauley                      By: /s/ John W. Bell
         ---------------------------                     ---------------------
     Name:  Donald C. McCauley                       Name: John W. Bell

     Title: CFO                                      Title: VP

     Date: 09-11-02                                  Date: 9/18/02

                                       2.